UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  [811-06111

The Mexico Equity and Income Fund, Inc.
(Exact name of registrant as specified in charter)

615 E. Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Mr. Gerald Hellerman
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

[(866) 700-6104
Registrant's telephone number, including area code

Date of fiscal year end: July 31, 2011

Date of reporting period:  January 31, 2011

Item 1. Reports to Stockholders.

The Mexico Equity
and Income Fund, Inc.

Semi-Annual Report

January 31, 2011

The Mexico Equity and Income Fund Inc.

March 28, 2011
Dear Fellow Stockholders:

About ten years ago I assumed the position of Chairman of The Mexico Equity and Income Fund essentially by default.  After being elected as a director by shareholders in a proxy contest, the incumbent directors and I reached an impasse.  Eventually, they all resigned, leaving me as the sole director.  I then appointed an Advisory Board consisting of Gerald Hellerman, Rajeev Das and Andrew Dakos.  Subsequently, stockholders elected them and Glenn Goodstein as directors and since then all of us have continued to serve in those positions.

Overseeing the Fund has been quite an experience in light of the dramatic world events we have experienced since 2001 and the volatile Mexican markets.  In the 9-1/2 years ended January 31, 2011, roughly the time I and the current directors have been in control of the Fund, I estimate that it has returned more than 16% per annum to common stockholders albeit not without some significant ups and downs along the way.  For example, over the last five full fiscal years ended July 31st, the market value of the Fund’s shares has moved either up or down at least 28% in every year.  And for the six months ended January 31, 2011, the Fund’s market price has increased by 22.30% with dividends reinvested.

While no one can predict the future, it is a pretty good bet that volatility will continue to reign in Mexican stocks.  Nevertheless, if one can deal with some stomach churning declines, it is possible for an investor to earn good returns over the long term by investing in a volatile market like Mexico.  Over its twenty year existence, long-term shareholders of the Fund have been well compensated for taking on risk.  Of course, it goes without saying that there is no assurance that the Fund’s past performance is indicative of its future performance.

Neither the board nor I can take credit for the Fund’s performance.  Our primary job is to oversee Pichardo Asset Management which, as the Fund’s investment advisor, is delegated with the power to invest the Fund’s assets on a day-to-day basis.

On other matters of interest:

• The board cancelled its plan to convert all of the Fund’s remaining publicly-held preferred shares to common shares after it became clear that some preferred shareholders did not want to convert their shares even if, as we expect, the New York Stock Exchanges delists the preferred shares.

• Since December, 2009 the Fund has repurchased more than 800,000 of its common shares at a discount to net asset value.  We continue to opportunistically re-purchase the Fund’s shares.  As a result, these repurchases are accretive to the net asset value and may have the effect of narrowing the discount.  Note that, as previously announced, the Fund is not relying on the “safe harbor” provisions set forth in Rule 10b-18 of the Securities Exchange Act of 1934, which would limit the number of shares that the Fund could repurchase each day.

• The board is continuing to consider measures to increase the Fund’s assets in order to reduce its expense ratio, including the issuance of a preferred or debt security with a convertible feature.  There can be no assurance that any particular action will be taken in this regard.

As always, we welcome your comments and suggestions.

Sincerely yours,

Phillip Goldstein
Chairman

THE MEXICO EQUITY AND INCOME FUND, INC.

The Mexico Equity and Income Fund Inc.
Report of Pichardo Asset Management (“PAM”),
The Investment Adviser.

Dear Fund Stockholders,

We are pleased to present you with the semiannual report for the Mexico Equity and Income Fund, Inc. (the “Fund”) for the six-month period ended January 31, 2011.

I.INTRODUCTION

Mexican Gross Domestic Product (GDP) expanded 5.5% year-over-year (y/y) in real terms in 2010. All sectors recorded expansions, agricultural activities rose by 5.7% y/y; industrial activities grew 6.1% y/y, while services grew 5.0% y/y. (Source: Mexico National Institute of Statistics, Geography, and Informatics, “INEGI”)

The manufacturing industry main component of industrial output registered an increase of 9.9%, mining, water and electricity rose 2.4%, by contrast, the construction sector registered no change in 2010 compared to 2009. (Source: INEGI)

For the six-month period ended January 31, 2011, the Mexican government has a fiscal deficit of 2.75% of GDP, international reserves of approximately US$113 billion (bn.) and a International Monetary Fund flexible line of credit of approximately US$87 bn.

In addition, the Mexican economy has created approximately one million jobs in the thirteen month period ended January 2011.

We believe that the greatest risks to Mexico are (i) failing to step up the structural reform effort (fiscal and labor reforms) and not continuing to bolster confidence through a prudent and responsible economic policy stance; and, (ii) market concern about a decline in oil production. In this regards, information from PEMEX (the state-owned oil company) appears to confirm that the drop in output has been contained, and that PEMEX is committed to increasing production levels in the years to come.

On a positive note, we believe that the factors hereafter outlined are likely to come together over the next 10 years to drive economic growth from a 10-year 3% average rate to over 5%.

i.	The Mexican government’s prudent and responsible economic and fiscal policies laid the foundations for solid economic growth over the years to come.

ii.
Mexican companies, many of which are globally competitive and/or global leaders, have experience operating under stressful economic conditions, and are currently increasing capital expenditures (“capex”) following a tightening period and against a backdrop of contained inflationary expectations.

THE MEXICO EQUITY AND INCOME FUND, INC.

iii.	On January 31, 2011, Mr. Carlos Slim, an industrialist from Mexico, announced an estimated capex of approximately US$4 billion for the year 2011.

iv.
A flexible exchange rate regime has allowed the Mexican economy to remain competitive. The peso has remained approximately 20% below the pre-crisis level that preceded the collapse of Lehman Brothers and Bear Stearns in the 2008. This compares to the Brazilian real’s currency appreciation of approximately 30% for the same period.

v.	A solid banking system with a capitalization level double that of the regulatory minimum and the commitment of Mexican development banks to granting credit to infrastructure and housing sectors.

For the Fund’s semi-annual period ended January 31, 2011, the Fund’s net asset dollar value per share increased 20.92% (Source: U.S. Bancorp) compared with a 19.81% gain for the Mexbol Total Return Index and 19.40% for the MSCI Mexico Index. (Source: Bloomberg).

The Fund’s net asset dollar value per share posted a 14.56% annual average dollar return ( with dividend reinvested) for the last 20 years, since the Fund’s inception on August 30, 1990, through February 28, 2011 (Source: Thomson).

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance of the fund may be lower or higher than the performance quoted. Performance data to the most recent month’s end may be obtained by calling U.S. Bancorp Fund Services, LLC, 1-877-785-0376.

Companies’ 4Q10 reports were positive overall, confirming the recovery trend in the Mexican economy, with total sales increasing 9.1% Y/Y, EBITDA up 10.8%, and net earnings +3.4%. Results were generally in line with analysts’ expectations. The focus this quarter was on free cash flow (FCF) generation with airports, fixed telephony and retail sector registering the strongest FCF. The homebuilding and infrastructure sectors registered significant year-over-year increases in net debt.

We continue to adhere the Mexico Equity and Income Fund to our investment strategy established in December 2008 favoring stock specifics with solid balance sheets and growth related to consumption, materials and mining (silver and gold), as well as cell telephony related to Latam demographics. It is likely that the Fund will continue to target Small & Medium Caps tactically.

II.MEXICO’S ECONOMIC REVIEW.

The Mexican economy continued to recover during the final months of 2010; external demand appears to be picking up at a faster pace, domestic demand has experienced a more marked and generalized expansion, private consumption has continued to grow and investment is already showing a more positive trend. The production gap has been closing at a faster pace and is expected to become positive towards the second half of 2011. (Source: Banco de México).

Retail sales grew 2.4% for the period January to December 2010, and wholesale sales rose 3.2% for the same period, compared to 2009. (Source: INEGI).

THE MEXICO EQUITY AND INCOME FUND, INC.

Mexican unemployment is gradually coming down. Based on Mexican Social Security Institute data, at the end of 2010 the number of insured workers was 14,611,629, an increase of 5.26% from 13,881,281 at the end of 2009. (Source: Secretary of Labor and Social Insurance).

Gross fixed investment expanded at a y/y rate of 2.1% during the period January-November 2010. (Source: INEGI)

The 2010 trade deficit amounted to US$3.1 bn., 0.30% of GDP, and 32.2% below the 2009 level. In 2010, total exports (US$298.4 bn) increased 29.8% y/y, oil exports +34.8% and non-oil exports +29.1%. Total imports (US$301.5 bn.) increased 28.6%; consumer goods 26.2%, intermediate goods 34.5%, by contrast capital goods decreased -1.3%. (Source: INEGI)

Inflationary conditions in Mexico registered a contained 4.4% in the last 12 months to end-2010. Headline inflation is still expected to resume a clear downtrend in 2011 and Banxico has opted to hold the benchmark rate steady at 4.5%. (Source: Banco de México).

During the Fund’s semiannual period, the Mexican peso (Ps.) registered a 4.32% ( fix exchange rate) appreciation versus the U.S. dollar, closing at Ps. 12.12 to 1USD at the end of January 2011. (Source: Bloomberg)

III.THE MEXICAN STOCK EXCHANGE

For the Fund’s semi-annual period ended January 31, 2011, the Mexbol Index’s 19.81% dollar gain places it third among Latam markets after Peru (+63.38%) and Argentina (+48.09%). Chile gained 15.46%, Colombia 12.97%, Venezuela 8.33% and Brazil 3.63% (Source: Bloomberg).

The Mexbol’s performance during the Fund’s semiannual period was driven by strong emerging market gains and higher investment flows into Mexico on solid economic fundamentals such as a manageable fiscal deficit, low debt levels, international reserves at historically high levels, and consistent upward revisions to the 2011 GDP growth estimate (it now stands at 5.0% from private sector forecast).

IV.THE FUND’S PERFORMANCE

The Fund’s 20.92% net asset dollar value per share return for the semi-annual period ended January 31, 2011, (Source: U.S. Bancorp) outperformed the Mexbol 19.81% Index by 111 basis points; and the MSCI Mexico 19.40% return by 152 basis points (Source: Bloomberg).

For the Fund’s semi-annual period ended January 31, 2011, the Funds’s common share market price increased approximately 22.30 % and its discount to net asset dollar value per share narrowed by 0.88% or 99 basis points closing at -10.75% on January 31, 2011 from -11.74% in July 2010. (Source: U.S. Bancorp).

The Fund’s semi-annual performance was spurred by our stock picking in Beta-high growth cyclical companies mainly related to copper production, OTC-generic products and silver production.

For the one-year ended January 31, 2011, the Fund’s net asset dollar value per share return was 44.01% and the Fund’s common share market price increased 52.06% in dollar terms. (Source: U.S. Bancorp). For the five-year and ten-year periods ended January 31, 2011, the Fund’s net asset dollar value per share returned 11.76% and 17.10% in dollar terms respectively. (Source: U.S. Bancorp and Bloomberg).

THE MEXICO EQUITY AND INCOME FUND, INC.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance of the fund may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by calling U.S. Bancorp Fund Services, LLC, (414) 765-4255.

V.PORTFOLIO STRATEGY

As of January 31, 2011, the Fund portfolio’s composition by market cap was as follows: (i) 61%, Large caps (above US$5 bn.), mainly, telecommunications, consumer staples, materials and mining; (ii) 16%, Medium caps (US$1.0-5.0 bn), mainly industrials and infrastructure, 17%, Small caps (below US$1 bn.) mainly the consumer discretionary and micro-finance.

We continue to balance the Fund’s portfolio among three asset classes as classified by PAM in December 2008: i) Alfa (not Alpha-academic) stocks: high-total-annual yield: defensive companies (high dividend payout and aggressive buybacks), ii) Beta-growth stocks (growth and cyclical companies); and iii) Special Situations (undervalued stocks as determined by PAM’s valuation methodology and stocks undergoing financial restructuring with an investment edge).

We will continue with our disciplined adherence to PAM’s investment strategy established in December 2008. PAM’s in-house rating and valuation methodology seeks to enhance the Fund’s risk /return profile, as measured by the three asset class categories mentioned above.

Sincerely yours,

Eugenia Pichardo
Portfolio Manager

The information provided herein represents the opinion of Pichardo Asset Management and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

The fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling U.S. Bancorp Fund Services, LLC, 1-877-785-0376/or visiting www.themexicoequityandincomefund.com. Read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible.

THE MEXICO EQUITY AND INCOME FUND, INC.

Investing in Foreign Securities
Investment in Mexican securities involves special considerations and risks that are not normally associated with investments in U.S. securities, including (1) relatively higher price volatility, lower liquidity and the small market capitalization of the Mexican securities markets; (2) currency fluctuations and the cost of converting Mexican pesos into U.S. dollars; (3) restrictions on foreign investment and potential restrictions on repatriation of capital invested in Mexico and remittance of profits and dividends accruing thereto; (4) political, economic and social risks and uncertainties, including risks of confiscatory taxation and expropriation or nationalization of assets; (5) higher rates of inflation, unemployment and interest rates than in the United States; and (6) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

Mexican Economic and Political Factors
Although Mexico’s economy has strengthened in recent years and Mexico’s sovereign debt was recently upgraded to “investment-grade” rating by the three most prominent rating agencies, including Standard and Poor’s, Mexico continues to be characterized as a developing economy and investments in developing countries are subject to certain economic risks. Mexico has experienced widespread bank failures, currency devaluations, high levels of inflation and interest rates. Mexico is also dependent on certain industries and exports for economic health. The Portfolio Securities are denominated in pesos. As a result, the Portfolio Securities must increase in market value at a rate in excess of the rate of any decline in the value of the peso against the U.S. dollar in order to avoid a decline in their equivalent U.S. dollar value.

Mexican Securities Laws and Accounting Rules
There is less publicly available information about the issuers of Mexican securities, such as the Portfolio Securities, than is regularly published by issuers in the United States. Information provided by Mexican public companies may not be current, accurate or easily obtainable and, to the extent available, is likely to be in Spanish. Also, there is generally less governmental supervision and regulation of exchanges, brokers and issuers in Mexico than there is in the United States. U.S. holders of Portfolio Securities may also experience difficulties enforcing U.S. laws or obtaining service of process against the issuers of the Portfolio Securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings. Current and future portfolio holdings are subject to risk.

Definitions

• Mexbol Total Return Index is the Mexican Bolsa index that calculates the performance of their constituents assuming that all dividends and distributions are reinvested. MEXBOL-Mexico Bolsa Index is the Mexican Bolsa Index, or the IPC (Indice de Precios y Cotizaciones), is a capitalization-weighted index of the leading stocks traded on the Mexican Stock Exchange. The index was developed with a base level of 0.78 as of October 30, 1978.

• MSCI MEXICO: The Morgan Stanley Capital International Index Mexico is a capitalization weighted index that monitors the performance of stocks from Mexico.

• One cannot invest directly in an index.

• Basis point (bps) is one hundredth of a percentage point ( 0.01%).

THE MEXICO EQUITY AND INCOME FUND, INC.

• The net asset value per share (NAV) is calculated as the total market value of all the securities and other assets held by a fund minus the total liabilities, divided by the total number of common shares outstanding. The NAV of an investment company will fluctuate with the changes in the market prices of the underlying securities. However, the market price of a closed-end fund is determined in the open market by buyers and sellers. This public market price is the price at which investors may purchase or sell shares of a closed-end fund. The market price of a closed-end fund fluctuates throughout the day and may differ from its underlying NAV, based on the supply and demand for a fund’s shares on the open market. Shares of a closed-end fund may trade at a premium to (higher than) or a discount to (lower than) NAV. The difference between the market price and the NAV is expressed as a percentage that is either a discount or a premium to the NAV, or underlying value.

• Alfa-defensive companies: is an asset classification created by PAM and is based on the following criteria: high total annual yield, clean balance sheet, market share dominance and pricing power.

• Beta-growth companies: is an asset classification created by PAM and is based on the following criteria: oversold stocks with consistent sales and EBITDA (Earnings before Interest, Tax, Depreciation and Amortization) growth, especially in the infrastructure and housing sectors.

• Special Situation companies: is an asset classification created by PAM and is based on the following criteria: High discount to companies’ valuation.

• The P/E ratio (price-to-earnings ratio) of a stock is a measure of the price paid for a share relative to the annual net income or profit earned by the firm per share.

• Free cash flow from equity FCFE: Cash flow from operating activities, less capex, less variation in working capital.

• EBITDA: an indicator of a company’s financial performance. Essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

THE MEXICO EQUITY AND INCOME FUND, INC.

RELEVANT ECONOMIC INFORMATION for the years ended December 31

Real Activity (million US$)	2006	2007	2008	2009	2010
Real GDP Growth (y-o-y)	4.80%	3.30%	1.30%	-6.50%	5.50%
Industrial Production (y-o-y Average)	5.78%	2.03%	-0.04%	7.29%	6.06%
Trade Balance (US billions)	$-6.10	$-11.20	$15.53	$-4.70	$-3.12
Exports	$253.90	$249.99	$291.81	$229.70	$298.36
Export growth (y-o-y)	10.30%	5.80%	7.30%	-18.10%	28.20%
Imports	$260.00	$283.00	$308.65	$234.40	$301.48
Import growth (y-o-y)	13.10%	8.30%	9.50%	-19.90%	25.00%

Financial Variables and Prices
28-Day CETES (T-bills) Average	7.10%	7.04%	7.97%	4.51%	4.40%
Exchange rate (Pesos/US$) Average	10.90	10.93	11.16	13.09	12.63
Inflation IPC, 12 month trailing	3.80%	4.00%	6.53%	3.57%	4.40%

Mexbol Index
USD Return	45.77%	10.56%	-40.48%	55.34%	28.79%
Market Cap- (US billions)	$343.48	$441.04	$172.14	$257.88	$281.56
EV/EBITDA	10.60	x	9.8	x	7.4	x	7.86	x	9.48	x

Fund’s NAV & Common Share
Market Price Performance
NAV’s per share	59.29%	30.68%	-52.89%	52.27%	41.91%
Share Price	75.54%	24.39%	-47.46%	22.20%	48.41%

Sources: Banamex, Banco de Mexico, Bloomberg, INEGI

THE MEXICO EQUITY AND INCOME FUND, INC.

Allocation of Portfolio Assets	January 31, 2011 (Unaudited)
(Calculated as a percentage of Total Investments)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Schedule of Investments	January 31, 2011 (Unaudited)

MEXICO – 99.48%	Shares	Value

COMMON STOCKS – 94.14%

Airlines – 1.51%
Grupo Aeroportuario del Centro Norte, S.A. de C.V.	350,000	$658,107
Grupo Aeroportuario del Pacifico, S.A. de C.V. – Class B	175,000	682,920
		1,341,027
Beverages – 3.13%
Emboteladoras Arca, S.A.	495,000	2,645,767
Grupo Continental, S.A.	40,400	139,007
		2,784,774
Chemicals – 3.52%
Mexichem, S.A. de C.V.	875,459	3,125,557

Commercial Banks – 2.76%
Corporativo Actinver, S.A. (a)	748,800	669,729
Grupo Financiero Banorte, S.A. de C.V. – Class O	400,000	1,779,903
		2,449,632
Construction & Engineering – 5.84%
Impulsora del Desarrollo y el Empleo en America Latina, S.A. de C.V. (a)	1,881,985	2,683,896
Promotora y Operadora de Infraestructura, S.A. de C.V. (a)	728,000	2,512,683
		5,196,579
Consumer Finance – 1.43%
Financiera Independencia S.A.B. de C.V.	1,178,731	1,270,942

Financial Groups – 1.42%
GBM Grupo Bursatil Mexicano, S.A. de C.V. Casa de Bolsa	2,781,828	1,263,529

Food & Staples Retailing – 5.06%
Wal-Mart de Mexico, S.A. de C.V. – Class V	1,621,200	4,503,705

Food Products – 1.97%
Grupo Bimbo, S.A.B. de C.V.	100,000	844,366
Grupo Herdez, S.A.B.	495,600	906,550
		1,750,916

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Schedule of Investments (continued)	(Unaudited)

COMMON STOCKS (CONTINUED)	Shares	Value

Foundation, Structure, and Building Exterior Contractors – 1.28%
Cemex, S.A. de C.V. CPO (a)	1,200,000	$1,133,625

Hotels, Restaurants & Leisure – 3.84%
Grupe, S.A. de C.V. (a)	2,978,386	3,412,708

Household Durables – 7.33%
Consorcio ARA, S.A. de C.V.	5,480,000	3,464,809
Corporativo Geo S.A. de C.V. (a)	890,000	3,052,016
		6,516,825
Household Products – 2.99%
Kimberly-Clark de Mexico S.A.B. de C.V.	481,700	2,660,846

Industrial Conglomerates – 4.61%
Alfa, S.A. – Class A	336,000	3,659,411
Grupo Carso, S.A. de C.V.	154,000	443,682
		4,103,093
Insurance – 3.61%
Qualita Compania de Seguros	3,519,651	3,211,816

Metals & Mining – 17.32%
Grupo Mexico, S.A. – Series B	2,758,098	10,776,840
Industrias Penoles, S.A.	139,500	4,624,739
		15,401,579
Multiline Retail – 3.94%
El Puerto De Liver	505,500	3,500,288

Pharmaceuticals – 3.26%
Genomma Lab Internacional SA (a)	1,146,000	2,902,079

Wireless Telecommunication Services – 19.32%
America Movil, S.A. de C.V. – Class L	6,033,799	17,184,713

TOTAL COMMON STOCKS (Cost $75,593,145)		83,714,233

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Schedule of Investments (continued)	(Unaudited)

CORPORATE BONDS – 0.55%	Principal		Value

Housing – 0.55%
Urbi, Desarrollos Urbanos, S.A. de C.V.
8.500%, 04/19/2016	$461,300		$486,671

TOTAL CORPORATE BONDS (Cost $389,468)			486,671

MEXICAN GOVERNMENT NOTE/BONDS – 1.24%

Mexico-United Mexican Sts
8.125%, 12/30/2019	865,000		1,107,200

TOTAL MEXICAN GOVERNMENT NOTE/BONDS (Cost $1,166,761)			1,107,200

CAPITAL DEVELOPMENT CERTIFICATES – 2.91%

Atlas Discovery Trust II	300,000		2,591,342

TOTAL CAPITAL DEVELOPMENT CERTIFICATES (Cost $2,317,515)			2,591,342

SHORT-TERM INVESTMENTS – 0.64%

Mexican INAFIN
0.000% Coupon, 4.709% Effective Yield, 02/02/2011(c)	6,941,174	*	572,113

TOTAL SHORT-TERM INVESTMENTS (Cost $575,956)			572,113

TOTAL MEXICO (Cost $80,042,845)			88,471,559

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Schedule of Investments (concluded)	(Unaudited)

UNITED STATES – 0.21%	Shares	Value

INVESTMENT COMPANIES – 0.21%

First American Treasury Obligation – Class A, 0.000%	183,770	$183,770

TOTAL INVESTMENT COMPANIES (Cost $183,770)		183,770

TOTAL UNITED STATES (Cost $183,770)		183,770

TOTAL INVESTMENTS (Cost $80,226,615) – 99.69%		88,655,329

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.31%		272,691

TOTAL NET ASSETS – 100.00%		$88,928,020

Footnotes
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Fair Valued Security.
(c)	Effective yield based on the purchase price. The calculation assumes the security is held to maturity.
*	Principal amount in Mexican Pesos.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Assets & Liabilities	January 31, 2011 (Unaudited)

ASSETS:
Investments, at value (Cost $80,226,615)	$88,655,329
Cash	6,546
Foreign currency (Cost $7,265)	7,257
Receivables for investments sold	4,476,281
Dividends and interest receivable	16,774
Other assets	17,908
Total Assets	93,180,095
LIABILITIES:
Payable for securities purchased	4,066,197
Advisory fees payable	61,617
Custody fees payable	20,540
Administration fees payable	19,195
Legal fees payable	11,425
Fund accounting fees payable	7,238
Chief Compliance Officer fees payable	5,181
Accrued expenses and other liabilities	60,682
Total Liabilities	4,252,075
Net Assets	$88,928,020
Net Asset Value Per Preferred Share
($871,770 / 68,939)	$12.65
Net Asset Value Per Common Share
($88,056,250 / 6,963,431)	$12.65
NET ASSETS CONSIST OF:
Preferred stock, $0.001 par value; 68,939 shares outstanding
(1,855,128 shares authorized)	$69
Common stock, $0.001 par value; 6,963,431 shares outstanding
(98,144,872 shares authorized)	6,963
Paid-in capital	92,336,163
Accumulated net investment loss	(670,720)
Accumulated net realized loss on investments and foreign currency	(11,172,807)
Net unrealized appreciation on investments and foreign currency	8,428,352
Net Assets	$88,928,020

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statement of Operations	For the Six Months Ended January 31, 2011 (Unaudited)

INVESTMENT INCOME
Dividends	$333,822
Interest	67,478
Total Investment Income	401,300

EXPENSES
Advisory fees (Note B)	334,682
Directors’ fees and expenses (Note B)	66,599
Administration fees (Note B)	50,712
Custodian fees (Note B)	39,824
Legal fees	34,566
Fund accounting fees (Note B)	23,452
Printing and mailing	22,028
NYSE fees	19,810
Chief Compliance Officer fees (Note B)	18,194
Insurance expense	17,680
Audit fees	14,396
Transfer agent fees	8,022
Miscellaneous fees	164
Total expenses	650,129
NET INVESTMENT LOSS	(248,829)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investments and foreign currency transactions	5,527,842
Net change in unrealized depreciation on investments and foreign currency transactions	9,937,466

Net gain from investments and foreign currency transactions	15,465,308

Net increase in net assets resulting from operations	$15,216,479

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	January 31, 2011	Year Ended
	(Unaudited)	July 31, 2010
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$(248,829)	$(13,975)
Net realized gain (loss) on investments and foreign currency transactions
Unaffiliated Issuers	5,527,842	20,483,899
Affiliated Issuers	—	(8,023)
Net realized gain (loss) from in-kind redemptions (Note A)
Unaffiliated Issuers	—	146,639
Affiliated Issuers	—	27,250
Net change in unrealized appreciation in value
of investments and foreign currency transactions	9,937,466	2,602,190
Net increase (decrease) in net assets resulting from operations	15,216,479	23,237,980

Distributions to Shareholders from:
Net investment income
Common stock	(160,226)	—
Preferred stock	(1,586)	—
Decrease in net assets from distributions	(161,812)	—

Capital Share Transactions
Repurchase of common stock through Repurchase Plan	(1,474,221)	(5,501,792)
Repurchase of preferred stock for in-kind tender offer	—	(3,813,379)
Increase in net assets from capital share transactions	(1,474,221)	(9,315,171)

Total increase (decrease) in net assets	13,580,446	13,922,809

Net Assets:
Beginning of year	75,347,574	61,424,765
End of year*	$88,928,020	$75,347,574
* Including accumulated net investment loss of	$(670,720)	$(260,079)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2011	For the Year Ended July 31,
	(Unaudited)	2010		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.48	$7.37		$28.29	$38.18	$22.18	$21.27
Net investment income (loss)	(0.04)	(0.01)		0.07	0.03	(0.14)	0.14
Net realized and unrealized
gains (losses) on investments
and foreign currency transactions	2.20	3.00		(13.95)	(2.57)	19.17	6.54
Net increase (decrease)
from investment operations	2.16	2.99		(13.88)	(2.54)	19.03	6.68

Less: Distributions
Dividends from net investment income	(0.02)	—		(0.25)	—	(0.13)	(0.16)
Distributions from net realized gains	—	—		(6.52)	(7.41)	(2.90)	(4.41)
Total dividends and distributions	(0.02)	—		(6.77)	(7.41)	(3.03)	(4.57)

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	0.03	0.12		0.04	0.15	—	0.18
Anti-dilutive effect of Common
Rights Offering	—	—		—	0.06	—	—
Anti-dilutive effect of Preferred
In-Kind Tender Offer	—	—		—	0.02	—	—
Dilutive effect of Preferred
In-Kind Tender Offer	—	(0.00	)(3)	(0.02)	—	—	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—	—		(0.29)	(0.17)	—	(0.18)
Dilutive effect of Preferred Shares Offering	—	—		—	—	—	(1.20)
Total capital share transactions	0.03	0.12		(0.27)	0.06	—	(1.20)

Net Asset Value, end of period	$12.65	$10.48		$7.37	$28.29	$38.18	$22.18

Per share market value, end of period	$11.29	$9.25		$6.08	$24.39	$44.23	$19.40
Total Investment Return Based on
Market Value, end of period(1)(5)	22.30%	52.14%		(43.10)%	(28.38)%	152.78%	37.62%

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Common Share Outstanding Throughout Each Period

	For the Six
	Months Ended
	January 31,
	2011		For the Year Ended July 31,
	(Unaudited)		2010		2009		2008		2007		2006
Ratios/Supplemental Data
Net assets, end of period (000’s)	$88,056		$74,609		$56,980		$106,484		$100,251		$54,872
Ratios of expenses to average net assets(4)	1.55%		1.68%		1.82%		1.50%		1.42%		1.90%
Ratios of net investment income (loss)
to average net assets(4)	(0.59)%		(0.02)%		0.97%		0.09%		(0.47)%		0.24%
Portfolio turnover rate(5)	92.35	%(2)	365.58	%(2)	335.64	%(2)	224.10	%(2)	135.49	%(2)	179.85%

(1)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.
(2)  Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)  Less than 0.5 cent per share.
(4)  Annualized for periods less than one year.
(5)  Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights
For a Preferred Share Outstanding Throughout the Period

	For the Six						For the Period
	Months Ended						January 7, 2006
	January 31,						through
	2011	For the Year Ended July 31,					July 31,
	(Unaudited)	2010		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$10.48	$7.37		$28.29	$38.18	$22.18	$21.25
Net investment income	(0.04)	(0.01)		0.07	0.03	(0.14)	0.13
Net realized and unrealized
gains (losses) on investments
and foreign currency transactions	2.20	3.00		(13.95)	(2.57)	19.17	0.80
Net increase (decrease)
from investment operations	2.16	2.99		(13.88)	(2.54)	19.03	0.93

Less: Distributions
Dividends from net investment income	(0.02)	—		(0.25)	—	(0.13)	—
Distributions from net realized gains	—	—		(6.52)	(7.41)	(2.90)	—
Total dividends and distributions	(0.02)	—		(6.77)	(7.41)	(3.03)	—

Capital Share Transactions
Anti-dilutive effect of Common
Share Repurchase Program	0.03	0.12		0.04	0.15	—	—
Anti-dilutive effect of Common
Rights Offering	—	—		—	0.06	—	—
Anti-dilutive effect of Preferred
In-Kind Tender Offer	—	—		—	0.02	—	—
Dilutive effect of Preferred
In-Kind Tender Offer	—	(0.00	)(5)	(0.02)	—	—	—
Dilutive effect of Reinvestment of
Distributions by Common Stockholders	—	—		(0.29)	(0.17)	—	—
Total capital share transactions	0.03	0.12		(0.27)	0.06	—	—

Net Asset Value, end of period	$12.65	$10.48		$7.37	$28.29	$38.18	$22.18

Per share market value, end of period	$11.42 *	$9.17	*	$6.85	$25.50	$36.10	$19.00
Total Investment Return Based on
Market Value, end of period(1)(3)	24.79%*	33.87	%*	(38.67)%	(8.25)%	110.66%	2.70	%(3)

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Financial Highlights (continued)
For a Preferred Share Outstanding Throughout the Period

	For the Six										For the Period
	Months Ended										January 7, 2006
	January 31,										through
	2011		For the Year Ended July 31,								July 31,
	(Unaudited)		2010		2009		2008		2007		2006
Ratios/Supplemental Data
Net assets, end of period (000’s)	$872		$739		$4,444		$22,742		$54,567		$31,708
Ratios of expenses to average net assets(4)	1.55%		1.68%		1.82%		1.50%		1.42%		1.97%
Ratios of net investment income (loss)
to average net assets(4)	(0.59)%		(0.02)%		0.97%		0.09%		(0.47)%		0.37%
Portfolio turnover rate(3)	92.35	%(2)	365.58	%(2)	335.64	%(2)	224.10	%(2)	135.49	%(2)	179.85%

(1)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported.  Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.  Total investment does not reflect brokerage commissions.
(2)  Calculated on the basis of the Fund as a whole without distinguishing between shares issued.
(3)  Not annualized for periods less than one year.
(4)  Annualized for periods less than one year.
(5)  Less than 0.5 cent per share.
*    Based on the mean of the bid and ask.

The accompanying notes are an integral part of these financial statements.

THE MEXICO EQUITY AND INCOME FUND, INC.

Notes to Financial Statements	January 31, 2011 (Unaudited)

NOTE A:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Mexico Equity and Income Fund, Inc. (the “Fund”) was incorporated in Maryland on May 24, 1990, and commenced operations on August 21, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of net asset value, or, if no sales price is available at that time, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices, rather than the quoted closing price). Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost if their term to maturity from the date of purchase was less than 60 days, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase when acquired by the Fund was more than 60 days. Other assets and securities for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors. These methods include, but are not limited to, the fundamental analytical data relating to the investment; the nature and duration of restrictions in the market in which they are traded (including the time needed to dispose of the security, methods of soliciting offers and mechanics of transfer); the evaluation of the forces which influence the market in which these securities may be purchased or sold, including the economic outlook and the condition of the industry in which the issuer participates. The Fund has a Valuation Committee which oversees the valuation of portfolio securities.

Investment Transactions and Investment Income. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, including the accretion of discount and amortization of premium on investments, is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known to the Fund. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company and to make the requisite distributions to its

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Notes to Financial Statements (continued)	(Unaudited)

shareholders that will be sufficient to relieve it from all or substantially all U.S. Federal income and excise taxes.

The Fund is subject to the following withholding taxes on income from Mexican sources:

Dividends distributed by Mexican companies are subject to withholding tax at an effective rate of 0.00%.

Interest income on debt issued by the Mexican federal government is generally not subject to withholding. Withholding tax on interest from other debt obligations such as publicly traded bonds and loans by banks or insurance companies is at a rate of 4.9% under the tax treaty between Mexico and the United States.

Gains realized from the sale or disposition of debt securities may be subject to a 4.9% withholding tax. Gains realized by the Fund from the sale or disposition of equity securities that are listed and traded on the Mexican Stock Exchange (“MSE”) are exempt from Mexican withholding tax if sold through the stock exchange. Gains realized on transactions outside of the MSE may be subject to withholding at a rate of 25% (20% rate prior to January 1, 2002) of the value of the shares sold or, upon the election of the Fund, at 35% (40% rate prior to January 1, 2002) of the gain. If the Fund has owned less than 25% of the outstanding stock of the issuer of the equity securities within the 12 month period preceding the disposition, then such disposition will not be subject to capital gains taxes as provided for in the treaty to avoid double taxation between Mexico and the United States.

New Accounting Pronouncement.  On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by The President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Notes to Financial Statements (continued)	(Unaudited)

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

Summary of Fair Value Exposure at January 31, 2011. The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Notes to Financial Statements (continued)	(Unaudited)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of January 31, 2011:

	Level 1*	Level 2*	Level 3	Total
Equity
Airlines	$1,341,027	$—	$—	$1,341,027
Beverages	2,784,774	—	—	2,784,774
Capital Development Certificates	—	—	2,591,342	2,591,342
Chemicals	3,125,557	—	—	3,125,557
Commercial Banks	2,449,632	—	—	2,449,632
Construction & Engineering	5,196,579	—	—	5,196,579
Consumer Finance	1,270,942	—	—	1,270,942
Financial Groups	1,263,529	—	—	1,263,529
Food & Staples Retailing	4,503,705	—	—	4,503,705
Food Products	1,750,916	—	—	1,750,916
Foundation, Structure, and
Building Exterior Contractors	1,133,625	—	—	1,133,625
Hotels, Restaurants & Leisure	3,412,708	—	—	3,412,708
Household Durables	6,516,825	—	—	6,516,825
Household Products	2,660,846	—	—	2,660,846
Industrial Conglomerates	4,103,093	—	—	4,103,093
Insurance	3,211,816	—	—	3,211,816
Metals & Mining	15,401,579	—	—	15,401,579
Multiline Retail	3,500,288	—	—	3,500,288
Pharmaceuticals	2,902,079	—	—	2,902,079
Wireless Telecommunication Services	17,184,713	—	—	17,184,713
Total Equity	83,714,233	—	2,591,342	86,305,575
Corporate Bonds
Housing	$—	$486,671	$—	$486,671
Mexican Government Bonds	$—	$1,107,200	$—	$1,107,200
Short-Term Investments	$183,770	$572,113	$—	$755,883
Total Investment in Securities	$83,898,003	$2,165,984	$2,591,342	$88,655,329

*  Transfers occurred from Level 2 to Level 1 due to the securities being actively traded and priced by the Fund’s pricing agent.  Transfers between levels are recognized at the end of the reporting period.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Notes to Financial Statements (continued)	(Unaudited)

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of July 31, 2010	$2,370,277
Acquisition/Purchase
Sales	—
Realized gain	—
Change in unrealized appreciation (depreciation)(1)	221,065
Balance as of January 31, 2011	$2,591,342

(1)  Included in the net change of unrealized appreciation (depreciation) on investments in the Statement of Operations.

Federal Income Taxes.  The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required. Accounting principles generally accepted in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities.  The Adviser has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains.  At July 31, 2010, the Fund had accumulated capital loss carryforwards for tax purposes as follows:

Date of Expiration	Amount
July 31, 2017	$6,702,227

As of July 31, 2010, the Fund deferred post-October losses on investments and foreign currencies of $7,223,603, which will be recognized in the fiscal year ending July 31, 2011.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Notes to Financial Statements (continued)	(Unaudited)

Reclassification of Capital Accounts.  Accounting Principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per shares. The permanent differences are primarily attributed to foreign currency gain reclassifications and net capital gains realized on in-kind redemptions due to the tender offers on the preferred shares (Note D). For the year ended July 31, 2010, the Fund decreased undistributed net investment loss by $163,757 increased accumulated realized loss by $337,646 and increased paid in capital by $173,889.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)   market value of investment securities, assets and liabilities at the current Mexican peso exchange rate on the valuation date, and

(ii)  purchases and sales of investment securities, income and expenses at the Mexican peso exchange rate prevailing on the respective dates of such transactions. Fluctuations in foreign currency rates, however, when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

The Fund reports realized foreign exchange gains and losses on all other foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in the foreign exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability.

Distribution of Income and Gains. The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income, including foreign currency gains. The Fund also intends to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers), except in circumstances where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would generally not be in the interest of the Fund’s shareholders. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Notes to Financial Statements (continued)	(Unaudited)

Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions from additional paid-in capital.

Distributions to Shareholders. The tax character of distributions paid to shareholders during the periods ended July 31, 2010 and July 31, 2009 were as follows:

Distributions paid from:	7/31/10	7/31/09
Ordinary Income	$—	$7,580,697
Long-Term Capital Gain	—	22,896,605
Total	$—	$30,477,302

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Cost of Investments for tax purposes(a)	$79,217,965
Gross tax unrealized appreciation on investments	3,865,923
Gross tax unrealized depreciation on investments	(8,568,669)
Net tax unrealized appreciation (depreciation) on investments	(4,702,746)
Net unrealized depreciation on foreign currency transactions	(275)
Net tax unrealized appreciation (depreciation) on
investments and foreign currency	$(4,703,021)
Undistributed ordinary income	159,009
Undistributed long-term capital gains	—
Total Distributable earnings	$(4,544,012)
Other accumulated gains(losses)	$(13,925,829)
Total accumulated earnings(losses)	$(18,469,841)

(a)   Represents cost for federal income tax purposes. Differences between the Fund’s cost basis of investments at July 31, 2010, for book and tax purposes, relates primarily to the deferral of losses related to wash sales.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Notes to Financial Statements (continued)	(Unaudited)

IN-KIND REDEMPTION

During the year ended July 31, 2010, the Mexico Equity and Income Fund realized $173,889 of net capital gains resulting from an in-kind redemption. Shareholders exchanged fund shares for securities held by the Fund rather than cash.  Net capital gains or losses resulting from in-kind redemptions are excluded from the Fund’s taxable gains and are not distributed to shareholders.  Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains and losses to paid-in-capital.  Such reclassification has no effect on the Fund’s net assets.

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended July 31, 2010 was 0%. (Unaudited)

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended July 31, 2010 was 0%. (Unaudited)

NOTE B:  MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pichardo Asset Management, S.A. de C.V. serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) effective July 1, 2003. Pursuant to the Advisory Agreement, the Investment Adviser makes investment decisions for the Fund and supervises the acquisition and disposition of securities by the Fund. For its services, the Investment Adviser receives a monthly fee at an annual rate of 0.80% of the Fund’s average daily net assets. For the six months ended January 31, 2011, these fees amounted to $334,682.

Effective October 8, 2010, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $25,000, paid pro rata, quarterly plus a fee of $500 for each meeting held telephonically. For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $30,000. In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”). U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”). The Custodian is an affiliate of the Administrator. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the directors; monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Notes to Financial Statements (continued)	(Unaudited)

For its services, the Administrator receives a monthly fee at the following annual rate:

0.12% of average daily net assets up to $200 million, plus
0.10% of average daily net assets from $200 million to $700 million, plus
0.05% of average daily net assets on the remaining balance above $700 million

For its services, the Fund Accountant receives a monthly fee at the following annual rate:

$42,000 minimum annual fee on average daily net assets up to $100 million, plus 0.030% of average daily net assets from $100 million to $300 million, plus 0.015% of average daily net assets on the remaining balance above $300 million

For its services, the Custodian receives a monthly fee at the following annual rate:

$12,000 minimum base fee, plus 0.03% of average daily custody balance

For the six months ended January 31, 2011, the Mexico Equity and Income Fund, Inc. incurred Administration fees of $50,712; Fund Accounting fees of $23,452 and Custody fees of $39,824.

NOTE C:  PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations, aggregated $74,708,913 and $74,179,045 respectively, for the six months ended January 31, 2011.

At January 31, 2011 substantially all of the Fund’s assets were invested in Mexican securities. The Mexican securities markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of securities by the Fund may be limited.

NOTE D:  CAPITAL STOCK

During the six months ended January 31, 2011 the Fund purchased 154,014 shares of capital stock in the open market at a cost of $1,474,221.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New Stock Exchange was 12.82%.

During the year ended July 31, 2010, the Fund purchased 646,525 shares of capital stock in the open market at a cost of $5,501,792.  The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 14.00%.

The Board of Directors approved in-kind tender offers to repurchase up to 25% of the Fund’s preferred stock in exchange for portfolio securities of the Fund valued at 99% of the Fund’s per share net asset value on the expiration date of the repurchase offers (the “Offers”).  During the year ended July 31, 2010, the Fund commenced one offer with an expiation date of August 14, 2009. Following the expiration of this offer, the Fund redeemed 501,101 Preferred Shares or $3,813,379 of Capital Stock.  During the year ended July 31, 2009, the Fund commenced one offer with an expiation date of December 26, 2008.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Notes to Financial Statements (continued)	(Unaudited)

Following the expiration of this offer, the Fund redeemed 201,000 Preferred Shares or $1,438,784 of Capital Stock.  The net asset value per share of the Fund’s common and preferred stockholders was decreased be approximately $0.003 and $0.02 in 2010 and 2009, respectively, as a result of these offers.

During the six months ended January 31, 2011 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  As a result of this conversion offer, 1,500 preferred shares participated in the offer and where converted to common shares.

During the year ended July 31, 2010 the Fund offered to convert any outstanding preferred shares to common shares on a one-for-one basis.  As a result of this conversion offer, 31,461 preferred shares participated in the offer and where converted to common shares.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common and preferred stock in the open market.

NOTE E:  PREFERRED STOCK

Shares of the Preferred Stock have identical rights, voting powers, restrictions, and qualifications of the common stock of the Fund except for repurchase and conversion preference features and the ability to elect two directors.

In the event the Put Warrant Program is approved by the SEC and upon the anticipated issuance of put warrants by the Fund, all issued and outstanding shares of Preferred Stock will automatically convert to our common stock on a one-for-one basis upon the anticipated issuance of put warrants by the Fund and, shortly thereafter, stockholders will receive put warrants.

THE MEXICO EQUITY AND INCOME FUND, INC.

Additional Information	January 31, 2011 (Unaudited)

NOTE 1:  INFORMATION ABOUT PROXY VOTING

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-877-785-0376 and the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

NOTE 2:  AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The filing will be available, upon request, by calling 1-866-700-6104. Furthermore, you will be able to obtain a copy of the filing on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended October 31, 2004. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NOTE 3:  INFORMATION ABOUT CERTIFICATIONS

In December 2010, the Fund submitted a CEO annual certification to the NYSE in which the Fund’s principal executive officer certified that she was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

NOTE 4:  INFORMATION ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the most recent Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

THE MEXICO EQUITY AND INCOME FUND, INC.

Dividends and Distributions	January 31, 2011 (Unaudited)

DIVIDEND REINVESTMENT PLAN

The Fund intends to distribute to shareholders substantially all of its net investment company taxable income at least annually. Investment company taxable income, as defined in section 852 of the Internal Revenue Service Code of 1986, includes all of the Fund’s taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other required adjustments. The Fund also expects to distribute annually substantially all of its net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers), except in circumstances where the Fund realizes very large capital gains and where the Directors of the Fund determine that the decrease in the size of the Fund’s assets resulting from the distribution of the gains would not be in the interest of the Fund’s shareholders generally.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless the Plan Agent (as defined below) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, as the Plan Agent (the “Plan Agent”). Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent for The Mexico Equity and Income Fund, Inc., c/o U.S. Bancorp Fund Services, ATTN: Ms. Casey Sauer, 615 East Michigan Street, Milwaukee, WI 53202. Dividends and distributions with respect to shares of the Fund’s Common Stock and Preferred Stock registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the Plan unless the service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund’s Common Stock and Preferred Stock registered in street name should contact the broker or nominee for details.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock, Preferred Stock, or in cash, as shareholders may have elected, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock or Preferred Stock, respectively, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; or, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price.

If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of Common Stock or Preferred Stock from the Fund valued at

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Dividends and Distributions (concluded)	(Unaudited)

market price. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertified form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either Common Stock, Preferred Stock or cash. The Plan Agent’s fees for the handling or reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions payable in cash.

Brokerage charges for purchasing small amounts of Common Stock and Preferred Stock for individual accounts through the Plan are expected to be less than usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made.

The receipt of dividends and distributions in Common Stock or Preferred Stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to participants at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, or rules or policies of a regulatory authority) only upon at least 30 days’ written notice to participants. All correspondence concerning the Plan should be directed to the Plan Agent at the address above.

THE MEXICO EQUITY AND INCOME FUND, INC.

Results of Annual
Stockholders Meeting	January 31, 2011 (Unaudited)

The Fund’s Annual Stockholders meeting was held on November 26, 2010, at 777 East Wisconsin Avenue, 31st Floor, Milwaukee, Wisconsin 53202. As of October 15, 2010, the record date, outstanding shares of common and preferred stock were 6,987,208 and 68,939 respectively. Holders of 6,509,942 shares of the Fund were present at the meeting either in person or by proxy. These holders, as being holders of a majority of the outstanding shares of the Fund, constituted a quorum. The stockholders voted on three proposals. The stockholders elected three Directors to the Board of Directors two for the common share class and one for the preferred share class. The following table provides information concerning the matters voted on at the meeting:

I.	Election of Director – Common
		Votes For	Votes Against
	Gerald Hellerman	4,121,493	2,321,151
	Eugenia Pichardo	4,135,525	2,307,119

II.	Election of Director – Preferred
		Votes For	Votes Against
	Glenn Goodstein	51,530	15,768

THE MEXICO EQUITY AND INCOME FUND, INC.

Privacy Policy	January 31, 2011 (Unaudited)

FACTS	WHAT DOES THE MEXICO EQUITY AND INCOME FUND, INC. (THE “FUND”),
AND SERVICE PROVIDERS TO THE FUND, ON THE FUND’S BEHALF, DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we, and our service providers, on our behalf, collect and share depends on the product or service you have with us. This information can include:
	•	Social Security number
	•	account balances
	•	account transactions
	•	transaction history
	•	wire transfer instructions
	•	checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund, and our service providers, on our behalf, choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?

For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to
credit bureaus	Yes	No

For our marketing purposes –
to offer our products and services to you	No	We don’t share

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes –
information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes –
information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 785-0376

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Privacy Policy (concluded)	(Unaudited)

What we do

Who is providing this notice?	The Mexico Equity and Income Fund, Inc. (the “Fund”)

How does the Fund, and the	To protect your personal information from unauthorized access and use,
Fund’s service providers, on the	we and our service providers use security measures that comply with
Fund’s behalf, protect my	federal law. These measures include computer safeguards and secured
personal information?	files and buildings.

How does the Fund, and the	We collect your personal information, for example, when you:
Fund’s service providers, on	• open an account
the Fund’s behalf, collect my	• provide account information
personal information?	• give us your contact information
• make a wire transfer
We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• None

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

THE MEXICO EQUITY AND INCOME FUND, INC.

Management of the Fund	January 31, 2011 (Unaudited)

Board of Directors. The management and affairs of the Fund are supervised by the Board of Directors. The Board consists of five individuals, all of whom are not “interested persons” of the Fund as the term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Directors are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Maryland in this regard. The Board establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund. The Directors and Interested Officers of the Fund are listed below with their addresses, present position(s) with the Fund, length of time served, principal occupations over at least the last five years, and any other Directorships held. Please note that there is only one fund in the complex that is overseen by the Directors.

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Gerald Hellerman	1937	Director, Chief	2010 / 10 years	Managing Director,	Director, Brantley
5431 NW 21st Avenue		Financial Officer		Hellerman Associates	Capital Corporation;
Boca Raton, FL 33496		and Chief			Director, MVC
		Compliance			Capital, Inc.;
		Officer			Director, Old Mutual
Absolute Return and
Emerging managers
Fund Complex
(consisting of six
funds); Director,
Special Opportunities
Fund Inc.

Phillip Goldstein	1945	Director	2008 / 11 years	Principal of the general	Director, ASA Ltd.;
Park 80 West, Plaza Two,				partner of several investment	Chairman, Special
250 Pehle Avenue,				partnerships in the Bulldog	Opportunities
Suite 708,				Investors group of funds.	Fund Inc.; Chairman
Saddle Brook, NJ 07663				Principal of the investment	Brantley Capital
				advisor to the Special	Corporation.
Opportunities Fund, Inc.

Glenn Goodstein	1963	Director	2010 / 10 years	Registered Investment	None
2308 Camino Robledo				Advisor; held numerous
Carlsbad, CA 92009				executive positions with
Automatic Data Processing
until 1996.

THE MEXICO EQUITY AND INCOME FUND, INC.

January 31, 2011
Management of the Fund (concluded)	(Unaudited)

Term of
	Year	Position(s)	Office/Length	Principal Occupation	Other Directorships
Name and Address	Born	with the Fund	of Time Served	During the Past Five Years	Held by Director
Rajeev Das	1968	Director	2009 / 10 years	Principal, Bulldog Investors,	None
68 Lafayette Avenue				a group of Investment Funds
Dumont, NJ 07628				Managing member of the
General Partner of
Opportunity Income Plus
L.P. an investment fund.

Andrew Dakos	1966	Director	2009 / 10 years	Managing Member of the	Director, Special
Park 80 West, Plaza Two				general partner of six	Opportunities
250 Pehle Avenue,				investment partnerships in	Fund Inc.; Director,
Suite 708				the Bulldog Investors group	Brantley Capital
Saddle Brook, NJ 07663				of Funds. President, Special	Corporation.
Opportunities Fund, Inc.
Principal of the Investment
Advisor to Special
Opportunities Fund, Inc.

Maria Eugenia Pichardo	1950	Interested	2010 / 1 year	Portfolio Manager of the	None
408 Teopanzolco Avenue		Director,		Fund since the Fund’s
3rd Floor-Reforma		Officer,	Indefinite / 7 years	Inception; President and
Cuernavaca, 62260		President		General Partner, Pichardo
Morelos Mexico				Asset Management, S.A. de
C.V. since 2003; Managing
Director, Acciones y Valores
de Mexico, S.A. de C.V.
from 1979 to 2002.

Francisco Lopez	1971	Interested	Indefinite / 7 years	Research Director, Pichardo	None
408 Teopanzolco Avenue		Officer,		Asset Management, S.A. de
3rd Floor-Reforma		Secretary		C.V. since 2003; Assistant
Cuernavaca, 62260				Portfolio Manager, Acciones
Morelos Mexico				y Valores de Mexico, S.A. de
C.V. from 1997 to 2002.

THE MEXICO EQUITY
AND INCOME FUND, INC.

Investment Adviser:
Pichardo Asset Management, S.A. de C.V.
408 Teopanzolco Avenue
3rd Floor – Reforma
Cuernavaca, 62260 Morelos
Mexico

Independent Registered Public
Accounting Firm:
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Transfer Agent and Registrar,
Fund Administrator
and Fund Accountant:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian:
U.S. Bank, N.A.
Custody Operations
1555 Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Board of Directors:
Andrew Dakos
Rajeev Das
Phillip Goldstein
Glenn Goodstein
Gerald Hellerman
Eugenia Pichardo

Item 2. Code of Ethics.

Not Applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not Applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not Applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The standing audit committee is comprised of Mr. Andrew Dakos, Mr. Phillip Goldstein and Mr. Rajeev Das.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND GUIDELINES

The Proxy Voting Policies and Guidelines contained in this document summarize The Mexico Equity and Income Fund, Inc.’s (the “Fund”) positions on various issues of concern to the Fund’s shareholders.  These Guidelines give general indication as to how the Fund’s Advisor will vote Fund shares on each issue listed.  However, this listing does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason there may be instances in which votes may vary from the guidelines presented here.  The Fund endeavors to vote Fund shares in accordance with the Fund’s investment objectives and strategies.

I.              CORPORATE GOVERNANCE

A.             Board and Governance Issues

1.             Board of Director/Trustee Composition

The Board of Directors is responsible for the overall governance of the corporation.

The Fund advisor will oppose slates without at least a majority of independent directors (directors who are outsiders to the corporation).

The Fund advisor will vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

2.             Increase Authorized Common Stock

The Fund advisor will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund advisor will generally support the authorization of additional common stock, if the company already has a large amount of stock authorized but not issued or reserved for its stock option plans.  In this latter instance, there is a concern that the authorized but unissued shares will be used as a poison pill or other takeover defense, which will be opposed.  In addition, we will require the company to provide a specific purpose for any request to increase shares by more than 100 percent of the current authorization.

3.             Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund advisor will generally oppose the creation of blank check preferred stock.

4.             Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund advisor will vote on a case-by-case basis on issues involving classified boards.

5.             Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

The Fund advisor will vote on a case-by-case issues involving supermajority voting.

6.             Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

The Fund advisor will generally oppose proposals to limit or eliminate the right of shareholders to act by written consent.

7.             Restrictions on Shareholders to Call Meetings

The Fund advisor will generally oppose such a restriction as it limits the right of the shareholder.

8.             Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders however must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund advisor will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.  Note: Those directors acting fraudulently would remain liable for their actions irrespective of this resolution.

9.              Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws.

While each reincorporation proposal will be evaluated based on its own merits, the Fund advisor will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

10.           Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares.

The Fund advisor will generally support proposals calling for cumulative voting in the election of directors.

11.           Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

The Fund advisor will generally oppose dual classes of stock.  However, the advisor will support classes of stock offering different dividend rights (such as one class which pays cash dividends and a second which pays stock dividends) depending on the circumstances.

12.           Limit Directors’ Tenure

In general corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, the Fund advisor will vote on a case-by-case basis attempts to limit director tenure.

13.           Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

The Fund advisor will support resolutions that require corporate directors to own shares in the company.

14.           Selection of Auditor

Annual election of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Furthermore, audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund advisor will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund advisor will oppose the election of the audit committee chair if the audit committee recommends an auditors whose fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

B.           Executive Compensation

1.           Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, the Fund advisor will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

2.           Compensation for CEO, Executive, Board and Management

The Fund advisor will oppose an executive compensation proposal if we believe the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.).

3.           Formation and Independence of Compensation Review Committee

The Fund advisor will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

4.           Stock Options for Board and Executives

The Fund advisor will generally oppose stock option plans that in total offer greater than 15% of shares outstanding because of voting and earnings dilution.

The Fund advisor will generally oppose option programs that allow the repricing of underwater options.  (Repricing divides shareholder and employee interests.  Shareholders cannot “reprice” their stock and, therefore, optionees should not be treated differently).

The Fund advisor will generally oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

The Fund advisor will generally support options programs for outside directors subject to the same constraints previously described.

5.             Employee Stock Ownership Plan (ESOPs)

The Fund advisor will support ESOPs created to promote active employee ownership.  However, they will oppose any ESOP whose purpose is to prevent a corporate takeover.

6.             Pay Equity

The Fund advisor will support shareholder resolutions that request that management provide a race and/or gender pay equity report.

7.             Ratio Between CEO and Worker Pay

The Fund advisor will generally support shareholder resolutions requesting that management report on the ratio between CEO and employee compensation.

8.             Maximum Ratio Between CEO and Worker Compensation and/or Cap on CEO Compensation

The Fund advisor will vote on a case-by-case basis shareholder resolutions requesting management to set a maximum ratio between CEO and employee compensation and/or a cap on CEO compensation.

9.             Changes to Charter or By-Laws

The Fund advisor will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder’s best interests.

10.           Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

The Fund advisor will support confidential voting because the voting process should be free of coercion.

11.           Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases, they would actually allow shareholders to nominate directors.  Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, the Fund advisor will oppose resolutions for equal access proposals.

12.           Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

The Fund advisor will support the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine total management compensation, the employees covered by the plan, and the quality of management.

C.            Mergers and Acquisitions

1.             Considering the Non-Financial Effects of a Merger Proposal

Such a proposal allows or requires the Board to consider the impact of merger decisions on various “stakeholders,” such as employees, communities, customers and business partners.  This proposal gives the Board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund advisor will support shareholder resolutions that consider non-financial impacts of mergers.

2.             Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

The Fund advisor will support management proposals for merger or restructuring if the transaction appears to offer fair value and other proxy voting policies stated are not violated.  For example, the advisor may oppose restructuring resolution which include in it significant takeover defenses and may again oppose the merger of a non-nuclear and a nuclear utility if it poses potential liabilities.

3.             Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

The Fund advisor will support proposals to put rights plans up for a shareholder vote.  In general, poison pills will be opposed unless management is able to present a convincing case fur such a plan.

4.             Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

The Fund advisor will generally support greenmail provisions.

5.             Opt-Out of State Anti-Takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking for a company to opt-out of a particular state’s anti-takeover laws.

The Fund advisor will generally support bylaws changes requiring a company to opt-out of state anti-takeover laws.  However, resolutions requiring companies to opt-into state anti-takeover statutes will be opposed.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 31, 2011.

Portfolio Manager. Ms. Maria Eugenia Pichardo is the Portfolio Manager responsible for the day-to-day management of the Fund, which includes making portfolio management decisions and executing transactions.

Ms. Pichardo has been the Fund's Portfolio Manager since the Fund's inception (1990).  She is also the President and General Partner of Pichardo Asset Management, S.A. de C.V. ("PAM') (the Fund's Investment Adviser) since February 2003.  Prior to starting PAM, from 1989 to 1990 she was General Director of Acci-Worldwide S.A. de C. V, a wholly owned subsidiary of Acciones y Valores de Mexico, S. A. de C.V member of the Banamex Financial Group, subsidiary of Citigroup. Ms Pichardo was Managing Director and General Director of the International Sales Department of Acciones y Valores de Mexico, S. A. de C. V from 1983 to 1989.

Portfolio Manager Name	Registered Investment Company (dollar amount and number of accounts)	Other Pooled Investments (dollar amount and number of accounts)	Other Accounts (dollar amount and number of accounts)
Ms. Maria Eugenia Pichardo	$88,471,559 (1)	$45,526,860 (1)	$2,251,780 (10)

Material Conflict of Interest. The Portfolio Manager has day-to-day management responsibilities with respect to other accounts and accordingly may be presented with potential or actual conflicts of interest. Conflicts of interest can arise in the allocation of securities to the various accounts when a security is purchased or sold over a period of time.   “PAM” has established policies and procedures to reduce the conflict of interest.

The management of other accounts may result in the Portfolio Manager devoting unequal time and attention to the management of the Fund and/or other accounts. In approving the Advisory Agreement, the Board of Directors was satisfied that the Portfolio Manager would be able to devote sufficient attention to the management of the Fund, and that PAM seeks to manage such competing interests for the time and attention of the portfolio manager.

Compensation.  Ms. Pichardo receives a fixed annual salary with a potential bonus from PAM. Ms. Pichardo participates in a deferred compensation plan.

Securities Owned in the Fund by Portfolio Manager. As of January 31, 2011, the Portfolio Manager owned the following securities in the Fund:

Portfolio Manager Name	Dollar Range of Equity Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 to $1,000,000, Over $1,000,000)	Aggregate Dollar Range of Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies
Ms. Maria Eugenia Pichardo	None	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
8/1/10 to 8/31/10	84,526	9.34	0	0
9/1/10 to 9/30/10	45,709	9.47	0	0
10/1/10 to 10/31/10	19,044	10.39	0	0
11/1/10 to 11/30/10	0	NA	0	0
12/1/10 to 12/31/10	1,800	11.08	0	0
1/1/11 to 1/31/11	2,935	11.50	0	0
Total	154,014 (1)	9.57	0	0
(1) 154,014 common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s independent directors serve as its nominating committee, however they do not make use of a nominating committee charter.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Mexico Equity and Income Fund, Inc.

By (Signature and Title)  /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date   4/4/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Maria Eugenia Pichardo
Maria Eugenia Pichardo, President

Date   4/4/11

By (Signature and Title)  /s/ Gerald Hellerman
Gerald Hellerman, Chief Financial Officer

Date   4/5/11